SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Funds, Inc.

The following information supplements and supersedes any contrary information contained in the Prospectus:

Effective March 24, 2000, each Fund's Class B shares will become subject to the contingent deferred sales charge and shareholder servicing fee currently in effect for Class C shares, and Class B shares will be redesignated as Class C shares. If you are a Class B shareholder of record at the close of business on that date, your Class B shares will automatically become Class C shares of the Fund.

After March 24, 2000, each Fund will no longer offer Class B shares.



To be attached to the cover page of the Prospectus of Waddell & Reed Funds, Inc. dated September 20, 1999.

This Supplement is dated February 28, 2000.


WRS4000C

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


Waddell & Reed Funds, Inc.

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information:

Effective March 24, 2000, each Fund's Class B shares will become subject to the contingent deferred sales charge and shareholder servicing fee currently in effect for Class C shares, and Class B shares will be redesignated as Class C shares. If you are a Class B shareholder of record at the close of business on that date, your Class B shares will automatically become Class C shares of the Fund.

After March 24, 2000, each Fund will no longer offer Class B shares.



To be attached to the cover page of the Statement of Additional Information of Waddell & Reed Funds, Inc. dated September 20, 1999.

This Supplement is dated February 28, 2000.